MERCER FUNDS

SUPPLEMENT

TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED JULY 31, 2024, AS SUPPLEMENTED

Mercer US Small/Mid Cap Equity Fund

Mercer Non-US Core Equity Fund

Mercer Emerging Markets Equity Fund

Mercer Global Low Volatility Equity Fund

Mercer Core Fixed Income Fund

Mercer Opportunistic Fixed Income Fund

Mercer Short Duration Fixed Income Fund

The date of this Supplement is January 27, 2025.

The following changes are made in the Statement of Additional Information of Mercer Funds (the “SAI”):

Effective January 1, 2025, Adela Cepeda has been elected as Chairperson of the Board of Trustees of the Trust to replace Gail Schneider, and Ms. Schneider has been elected as Chairperson of the Nominating and Corporate Governance Committee to replace Ms. Cepeda. In addition, effective October 8, 2024, Sean Chatburn has been elected as a Vice President of the Trust. Finally, effective December 3, 2024, Stephen Gouthro has been elected President and Chief Executive Officer of the Trust, and Jon Gezotis has been elected as a Vice President and an Assistant Treasurer of the Trust.

The “Management of the Trust” section on pages 30-35 of the SAI is deleted in its entirety and replaced as follows:

MANAGEMENT OF THE TRUST

The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust. The Trustees elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Funds.

The Trustees and executive officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with the Adviser, are listed below. The address of the executive officers of the Trust is 99 High Street, Boston, Massachusetts 02110.

Independent Trustees

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Adela M. Cepeda 99 High Street Boston, MA 02110 (66)	Chairperson and Trustee	Chairperson since 2025; Trustee since 2005	Ms. Cepeda was Managing Director of PFM Financial Advisors LLC (a financial advisory firm) from September 2016 to December 2019. Ms. Cepeda was previously Founder and President of A.C. Advisory, Inc. (a financial advisory firm) from 1995 to 2016.	7	Ms. Cepeda is a Director or Trustee of: The UBS Funds (12 portfolios); Morgan Stanley Pathway Funds (11 portfolios); BMO Financial Corp. (U.S. holding company for BMO Harris Bank N.A.); Ms. Cepeda was a Director of UBS Relationship Funds from 2004 to 2023.

Gail A. Schneider 99 High Street Boston, MA 02110 (76)	Trustee	Trustee since 2009	Ms. Schneider is a self-employed consultant since 2007. Ms. Schneider was previously an Executive Vice President at JP Morgan Chase & Co.	7	None.

Luis A. Ubiñas 99 High Street Boston, MA 02110 (62)	Trustee	Trustee since 2019	Mr. Ubiñas is retired. Mr. Ubiñas previously served as President of the Ford Foundation (a not-for profit organization) from 2008 to 2013 and prior to that he served as a Senior Partner for McKinsey & Company (a global consulting firm).	7	Mr. Ubiñas is a Director of: ATT, Electronic Arts, Inc., and Tanger Factory Outlet Centers, Inc.
Joan E. Steel 99 High Street Boston, MA 02110 (71)	Trustee	Trustee since 2020	Ms. Steel is the Founder and Chief Executive Officer of Alpha Wealth Advisors LLC since 2009. Prior to founding her own firm, Ms. Steel was a Senior Vice President, Private Wealth Advisor for the Capital Group, a large global asset manager.	7	Ms. Steel was an independent director of The Hershey Trust Company from 2012 to 2016.

(1)	Each Trustee holds office for an indefinite term.

*	The “Fund Complex” consists of the Trust, which currently has seven portfolios.

Officers

The executive officers of the Trust are:

Name and Age	Position(s) Held with Trust	Term of Office(+) and Length of Time Served	Principal Occupation(s) During Past 5 Years

Stephen Gouthro (57)	President and Chief Executive Officer	Since 2024++	Mr. Gouthro is a partner at Mercer and U.S. Chief Operating Officer for Mercer’s U.S. Business Solutions Group. Mr. Gouthro joined Mercer in 2018.

Barry Vallan (56)	Vice President and Assistant Treasurer	Since 2021	Mr. Vallan is a Principal and the Head of Fund Administration at Mercer Investments LLC. Prior to joining Mercer in 2020, Mr. Vallan was Vice President of Fund Administration at J.P. Morgan from 2017 to 2020.

Jeff Coleman (55)	Vice President, Treasurer and Chief Financial Officer	Since 2023+++	Mr. Coleman is Head of Investment Operations at Mercer Investments LLC since 2019.

Jon Gezotis (45)	Vice President and Assistant Treasurer	Since 2024	Mr. Gezotis is a partner at Mercer and US Chief Operating Officer (COO) for Mercer Wealth and Investments business since 2024. Prior to joining Mercer, Mr. Gezotis was Managing Director at Citibank in a global role overseeing Product Management and go to market strategies.

Olaolu Aganga (41)	Vice President and Chief Investment Officer	Since 2023	Ms. Aganga is a Vice President and Chief Investment Officer, Investments at Mercer Investments LLC since 2023. Prior to joining Mercer, Ms. Aganga was a Managing Director within BlackRock’s US Outsourced CIO business from 2018 to 2023. Prior to BlackRock, Ms. Aganga spent several years at Goldman Sachs.

Colin Dean (47)	Vice President and Assistant Secretary	Since 2021++++	Mr. Dean is Global Chief Counsel, Investments since 2018. He served as Senior Legal Counsel - Investments for Mercer Investments LLC from 2010 to 2018.

Caroline Hulme (39)	Vice President, Chief Legal Officer and Secretary	Since 2021++++	Ms. Hulme is Chief Investment Funds and Solutions Counsel, US & Canada for Mercer Investments LLC since 2023. She served as Senior Legal Counsel, Investments from 2018 to 2023.

Kenneth Earley (51)	Vice President and Assistant Secretary	Since 2023	Mr. Earley is Senior Legal Counsel, Investments at Mercer Investments LLC since 2022. Prior to joining Mercer, he was in private practice as Counsel in the corporate practice group of Morse, Barnes- Brown & Pendleton, P.C. from 2021 to 2022, and as a Senior Associate in the investment management practice group at Morgan, Lewis & Bockius LLP from 2015 to 2020.

Larry Vasquez (57)	Vice President	Since 2012	Mr. Vasquez is a Vice President and Senior Portfolio Manager at Mercer Investments LLC. Since 2012.

Erin Lefkowitz (43)	Vice President	Since 2021	Ms. Lefkowitz is a Vice President and Senior Portfolio Manager at Mercer Investments LLC. Prior to joining Mercer in 2021, Ms. Lefkowitz held various roles in risk management, portfolio construction, trading and global fixed income portfolio management at Putnam Investments.

Sean Chatburn (50)	Vice President	Since 2024	Mr. Chatburn is a Partner and Senior Portfolio Manager for equities at Mercer Investments LLC., since 2010. Mr. Chatburn is responsible for assisting plan sponsors, endowments, foundations, and sovereigns in meeting their investment goals and objectives by portfolio construction, including asset allocation and manager selection.

Nicole Wong (57)	Vice President and Chief Compliance Officer	Since 2022	Ms. Wong serves as Chief Compliance Officer of Mercer Trust Company LLC since December 2022. Prior to joining Mercer, Ms. Wong was Director – Compliance, Schwab Asset Management from 2019-2022. Ms. Wong also served in various Compliance leadership roles at State Street Corporation from 2009 to 2019, where she was most recently Vice President, Alternative Investment Solutions Risk and Compliance Director.

+	Officers of the Trust are elected by the Trustees and serve at the pleasure of the Board.
++	Prior to 2024, Mr. Gouthro has held different positions with the Trust since 2018.
+++	Prior to 2023, Mr. Coleman has held different positions with the Trust since 2019.
++++	Prior to 2021, Mr. Dean and Ms. Hulme each has held different positions with the Trust since 2010 and 2017, respectively.

Board Leadership Structure

The Board is responsible for supervising the management of the Trust. The Board currently consists of four Trustees, all of whom are not “interested persons” of the Trust or the Adviser, within the meaning of Section 2(a)(19) of the 1940 Act (“Independent Trustees”). The Chairperson of the Board is an Independent Trustee elected by a majority of the Trustees currently in office. As discussed below, the Board has two standing committees, an Audit Committee and a Nominating and Corporate Governance Committee, each of which is comprised solely of Independent Trustees. The Board believes its leadership structure, in which the Chairperson of the Board is not affiliated with the Adviser, is appropriate, in light of the services that the Adviser provides to the Trust and potential conflicts of interest that could arise from these relationships.

Qualifications of Trustees

In addition to the information about the Trustees provided in the table above, the following is a brief discussion of some of the specific experiences, qualifications, attributes, and/or skills of each Trustee that support the Board’s belief, as of the date of this SAI that he or she should serve as a Trustee of the Trust. The Board believes that the significance of each Trustee’s experience, qualifications, attributes, or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another Trustee) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that the Trustees need to have the ability to critically review, evaluate, question, and discuss information provided to them, and to interact effectively with Trust management, service providers, and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that the Trustees satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice, public service or academic positions; experience from service as a board member (including the Board of the Trust) or as an executive of investment funds, public companies, or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board’s Nominating and Corporate Governance Committee contains certain other factors considered by the Committee in identifying and evaluating potential Trustee nominees. To assist the Board in evaluating matters under federal and state law, the Trustees are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Adviser, and also may benefit from information provided by the Trust’s and the Adviser’s counsel; both Board and Trust counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Adela M. Cepeda. Ms. Cepeda has served as an Independent Trustee of the Trust since 2005 and has been most recently approved by shareholders of the Trust on October 28, 2019. Ms. Cepeda has no relationships that would impair her independence to the Trust. Ms. Cepeda has experience serving on the Board of the Trust as well as on the boards of other investment companies, businesses, and not-for-profit organizations. Ms. Cepeda has significant professional experience with financial transactions. Ms. Cepeda was Founder and President of A.C. Advisory, Inc., a municipal financial advisory firm, and previously chaired the Audit Committee of the board of Wyndham International, Inc.

Gail A. Schneider. Ms. Schneider has served as an Independent Trustee of the Trust since 2009 and has been most recently approved by shareholders of the Trust on October 28, 2019. Ms. Schneider has no relationships that would impair her independence to the Trust. Ms. Schneider’s experience has included serving on the boards of directors of several organizations throughout her career. Ms. Schneider worked for 20 years at JP Morgan Chase & Co., where she was an Executive Vice President. As Executive Vice President, Ms. Schneider was responsible for the management of the Retail Investment and Banking businesses as well as Fiduciary businesses, including the J.P. Morgan Chase & Co. Trust Department and Retirement Services. Most recently, Ms. Schneider has worked as a self-employed consultant, introducing positive psychology principles into the domains of business and education.

Luis A. Ubiñas. Mr. Ubiñas has served as an Independent Trustee of the Trust since 2019 and has been most recently approved by shareholders of the Trust on October 28, 2019. Mr. Ubiñas has no relationships that would impair his independence to the Trust. Mr. Ubiñas’ experience has included serving as President of the Ford Foundation and as a senior partner at McKinsey & Company. Mr. Ubiñas also served on the US Trade Commission and on the Commission for US Competitiveness of the Export-Import Bank. Most recently, Mr. Ubiñas has served on the boards of various public and private companies and on the boards of non-profit organizations.

Joan E. Steel. Ms. Steel has served as an Independent Trustee of the Trust since 2020, when she was appointed by the Independent Trustees. Ms. Steel has no relationships that would impair her independence to the Trust. Ms. Steel’s experience has included serving as Founder and Chief Executive Officer of Alpha Wealth Advisors LLC, an independent financial consulting firm. Ms. Steel has served on the boards of various non-profit organizations and private companies.

Additional information regarding the general characteristics considered by the Nominating and Corporate Governance Committee of the Board in recommending a Trustee, and any potential nominee to serve as Trustee, may be found below under “Board Committees.”

Board Committees

Ms. Cepeda, Ms. Schneider, Mr. Ubiñas and Ms. Steel sit on the Trust’s Audit Committee, and Ms. Steel serves as Chairperson of the Audit Committee. The Audit Committee has the responsibility, among other things, to:

(i) oversee the accounting and financial reporting processes of the Trust and to receive reports regarding its internal control over financial reporting; (ii) oversee the quality and integrity of each Fund’s financial statements and the independent audit(s) thereof; (iii) oversee or assist Board oversight of the Trust’s compliance with legal and regulatory requirements relating to the Trust’s accounting and financial reporting and independent audits; (iv) approve, prior to appointment, the engagement of the Trust’s independent registered public accounting firm, and review and evaluate the qualifications, independence, and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board. During the fiscal year ended March 31, 2024, the Audit Committee met 3 times.

Ms. Cepeda, Ms. Schneider, Mr. Ubiñas and Ms. Steel sit on the Trust’s Nominating and Corporate Governance Committee, and Ms. Schneider serves as Chairperson of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has the responsibility, among other things, to: (i) make recommendations and to consider shareholder recommendations for nominations for Trustees; (ii) periodically review Independent Trustee compensation and recommend any changes to the Independent Trustees as a group; and (iii) make recommendations to the full Board for nominations for membership on all committees, review all committee assignments, and periodically review the responsibilities and need for all committees of the Board.

While the Nominating and Corporate Governance Committee is solely responsible for the recommendation of Trustee candidates, the Nominating and Corporate Governance Committee may consider nominees recommended by Fund shareholders. The Nominating and Corporate Governance Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Trust, c/o Mercer Investments LLC, 99 High Street, Boston, MA 02110. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the individual’s qualifications. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. In addition, a nominee must provide such additional information as reasonably requested by the Nominating and Corporate Governance Committee.

In evaluating a person as a potential nominee to serve as a Trustee of the Trust (including any nominees recommended by shareholders), the Nominating and Corporate Governance Committee of the Board considers, among other factors that the Committee may deem appropriate and relevant:

•	the character and integrity of the person;

•	whether or not the person is qualified under applicable laws and regulations to serve as a Trustee of the Trust;

•	whether or not the person has any relationships that might impair his or her independence in serving on the Board such as any business, financial, or family relationships with Trust management, the Adviser and the Subadvisers, Trust service providers, or their affiliates;

•	whether the nomination of the person would be consistent with Trust policy and applicable laws and regulations regarding the number and percentage of the Independent Trustees on the Board;

•	the person’s judgment, skill and experience with investment companies and other organizations of comparable purpose, complexity, and size and subject to similar legal restrictions and oversight;

•	whether or not the person serves on the boards of trustees, or is otherwise affiliated with, other financial service organizations or those organizations’ mutual fund complexes;

•	whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Trustee of the Trust;

•	the educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences; and

•	whether the Committee believes the person has the ability to exercise effective business judgment and would act in the best interests of the Trust and its shareholders.

The Nominating and Corporate Governance Committee also may establish specific requirements and/or additional factors to be considered for Board candidates as the Committee deems necessary or appropriate. During the fiscal year ended March 31, 2024, the Nominating and Corporate Governance Committee met 2 times.

Board’s Role in Risk Oversight

The Board does not have a direct role in the day-to-day risk management of the Trust. Rather, the Board’s role in the management of the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Adviser, its affiliates, and the Subadvisers, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, liquidity risk, issuer and counterparty credit risk, compliance risk, and operational risk). As part of its oversight, the Board or the Chairperson regularly interacts with and receives reports from senior personnel of the Trust’s service providers, including the Adviser’s Chief Investment Officer (or a senior representative of her office), the Trust’s Chief Compliance Officer, and the Subadvisers’ portfolio management personnel. The Audit Committee, which oversees the financial reporting of the Trust and its service providers, meets in scheduled meetings with the Trust’s independent registered public accounting firm and the Trust’s Chief Financial Officer, with which the Audit Committee Chairperson maintains contact between Committee meetings. The Board also receives periodic presentations from senior personnel of the Adviser (including the LRC and derivatives risk management committee), or its affiliates, and the Subadvisers regarding risk management generally, as well as periodic presentations regarding specific operational, compliance, or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, liquidity, credit, investment research, securities lending and derivatives. The Board has adopted policies and procedures designed to address certain risks to the Funds. In addition, the Adviser and other service providers to the Funds have adopted a variety of policies, procedures, and controls designed to address particular risks to the Funds. Different processes, procedures, and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Trust. The Board also receives reports from counsel to the Trust or counsel to the Adviser and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.